                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                (Amendment No. 1)

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 1, 1999


                            PROFESSIONALS GROUP, INC.
             (Exact name of registrant as specified in its charter)


          Michigan                   0-21223                38-3273911
(State or other jurisdiction   (Commission File No.)      (IRS Employer
       of incorporation)                               Identification No.)

                2600 Professionals Drive, Okemos, Michigan 48864
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (517) 349-6500


          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On July 1, 1999 Michigan Educational Employees Mutual Insurance Company, a Michigan domiciled insurance company that provides personal automobile and homeowners coverages to teachers and other educational employees in the state of Michigan, completed its conversion to a stock insurance company. As a result of the conversion, MEEMIC became a wholly-owned subsidiary of MEEMIC Holdings, Inc., a publicly traded Michigan business corporation (Nasdaq: MEMH).

         As part of MEEMIC's conversion, the registrant acquired beneficial ownership of 5,065,517 shares, or 76.8%, of the outstanding common stock of MEEMIC Holdings, at a price of $10 per share. Of these shares, 2,302,209 were acquired upon the conversion of a $21.5 million promissory note (plus accrued interest of $1,522,090) issued by MEEMIC to ProNational Insurance Company, a wholly-owned insurance subsidiary of the registrant, on April 7, 1997. The remaining 2,763,308 shares were purchased for cash. The sources of such funds were working capital and other of ProNational.

         Since July 1, 1997 ProNational has reinsured, on a quota-share basis, 40% of MEEMIC's net premiums. Since April 7, 1997, ProNational has provided MEEMIC with information systems services and certain consulting services under a management services agreement for a base fee of $2.0 million (which increases by 5% each year).

         Also, three of the six current directors of MEEMIC Holdings, Victor T. Adamo, R. Kevin Clinton and Annette E. Food are directors or executive officers of the registrant or ProNational. Mr. Clinton is also the President and Chief Executive Officer of MEEMIC Holdings and of MEEMIC.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  Financial Statements of Business Acquired.


         Included as Exhibit 99.1 are the financial statements of Michigan Educational Employees Mutual Insurance Company as follows: (i)the report dated March 12, 1999 of PricewaterhouseCoopers LLP, independent auditors, on the consolidated financial statements of Michigan Educational Employees Mutual Insurance Company; (ii) consolidated balance sheets of Michigan Educational Employees Mutual Insurance Company as of December 31, 1998 and 1997; (iii) consolidated statements of income of Michigan Educational Employees Mutual Insurance Company for the years ended December 31, 1998, 1997 and 1996; (iv) consolidated statements of policyholders' surplus and comprehensive income of Michigan Educational Employees Mutual Insurance Company for the years ended December 31, 1998, 1997 and 1996; (v) consolidated statements of cash flows of Michigan Educational Employees Mutual Insurance Company for the years ended December 31, 1998, 1997 and 1996; and (vi) notes to such consolidated financial statements of Michigan Educational Employees Mutual Insurance Company.

         Included as Exhibit 99.2 are the Financial statements of Michigan Educational Employees Mutual Insurance Company as follows: (i) unaudited condensed consolidated balance sheet of Michigan Educational Employees Mutual Insurance Company as of June 30, 1999; (ii) unaudited condensed consolidated statements of income of Michigan Educational Employees Mutual Insurance Company for the six months ended June 30, 1999 and 1998; (iii) unaudited condensed consolidated statements of comprehensive income of Michigan Educational Employees Mutual Insurance Company for the six months ended June 30, 1999 and 1998; (iv) unaudited condensed consolidated statements of cash flows of Michigan Educational Employees Mutual Insurance Company for the six months ended June 30, 1999 and 1998; and (v) notes to such unaudited condensed consolidated financial statements of Michigan Educational Employees Mutual Insurance Company.

         (b)  Pro Forma Financial Information.

              Included as Exhibit 99.3 are the Pro forma financial statements of Professionals Group, Inc. and MEEMIC Holdings, Inc. as follows: (i) unaudited pro forma condensed combined statements of income for Professionals Group, Inc. and MEEMIC Holdings, Inc. for the six months ended June 30, 1999 and for the year ended December 31, 1998; (ii) an unaudited pro forma condensed combined balance sheet of Professionals Group, Inc. and MEEMIC Holdings, Inc. at June 30, 1999; and (iii) notes to such unaudited pro forma condensed combined financial statements.

         (c)  Exhibits.



Exhibit Reference Number                      Exhibit Description
------------------------                      -------------------


        2.1 Standby Purchase and Option Agreement dated November 13, 1998 among MEEMIC Holdings, Inc., ProNational Insurance Company and Professionals Group, Inc.*

       99.1 Financial statements of Michigan Educational Employees Mutual Insurance Company as follows:
                                 (A) the report dated March 12, 1999 of
                                 PricewaterhouseCoopers LLP, independent
                                 auditors, on the consolidated financial
                                 statements Michigan Educational Employees
                                 Mutual Insurance Company; (B) consolidated balance sheets of Michigan Educational Employees Mutual Insurance Company as of December 31, 1998 and 1997; (C) consolidated statements of income of Michigan Educational Employees Mutual Insurance Company for the years ended December 31, 1998, 1997 and 1996;
                                 (D) consolidated statements of policyholders' surplus and comprehensive income of Michigan Educational Employees Mutual Insurance Company for the years ended December 31, 1998, 1997 and 1996; (E) consolidated statements of cash flows of Michigan Educational Employees Mutual Insurance Company for the years ended December 31, 1998, 1997 and 1996; and (F) notes to such consolidated financial statements of Michigan Educational Employees Mutual Insurance Company.*

      99.2 Financial statements of Michigan Educational Employees Mutual Insurance Company as follows:
                                 (A) unaudited condensed consolidated balance sheet of Michigan Educational Employees Mutual Insurance Company as of June 30, 1999; (B) unaudited condensed consolidated statements of income of Michigan Educational Employees Mutual Insurance Company for the six months ended June 30, 1999 and 1998; (C) unaudited condensed consolidated statements of comprehensive income of Michigan Educational Employees Mutual Insurance Company for the six months ended June 30, 1999 and 1998; (D) unaudited condensed consolidated statements of cash flows of Michigan Educational Employees Mutual Insurance Company for the six months ended June 30, 1999 and 1998; and (E) notes to such unaudited condensed consolidated financial statements of Michigan Educational Employees Mutual Insurance Company.*

       99.3 Pro forma financial statements of Professionals Group, Inc. and MEEMIC Holdings, Inc. as follows: (i) unaudited pro forma condensed combined statements of income for Professionals Group, Inc. and MEEMIC Holdings, Inc. for the six months ended June 30, 1999 and for the year ended December 31, 1998; (ii) an unaudited pro forma condensed combined balance sheet of Professionals Group, Inc. and MEEMIC Holdings, Inc. at June 30, 1999; and (iii) notes to such unaudited pro forma condensed combined financial statements.*
-------------------
* Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PROFESSIONALS GROUP, INC.



Date:    September 12, 1999          By: /s/ John F. Lang
                                         ---------------------------------------
                                             John F. Lang
                                     Its:    Vice President, Treasurer and Chief
                                             Accounting Officer (Principal
                                             Financial Officer and Principal
                                             Accounting Officer)

                                INDEX TO EXHIBITS




    EXHIBIT NO.                       DESCRIPTION
    -----------                       -----------

        2.1 Standby Purchase and Option Agreement dated November 13, 1998 among MEEMIC Holdings, Inc., ProNational Insurance Company and Professionals Group, Inc.*

       99.1 Financial statements of Michigan Educational Employees Mutual Insurance Company as follows:
                                 (A) the report dated March 12, 1999 of
                                 PricewaterhouseCoopers LLP, independent
                                 auditors, on the consolidated financial
                                 statements Michigan Educational Employees
                                 Mutual Insurance Company; (B) consolidated balance sheets of Michigan Educational Employees Mutual Insurance Company as of December 31, 1998 and 1997; (C) consolidated statements of income of Michigan Educational Employees Mutual Insurance Company for the years ended December 31, 1998, 1997 and 1996;
                                 (D) consolidated statements of policyholders' surplus and comprehensive income of Michigan Educational Employees Mutual Insurance Company for the years ended December 31, 1998, 1997 and 1996; (E) consolidated statements of cash flows of Michigan Educational Employees Mutual Insurance Company for the years ended December 31, 1998, 1997 and 1996; and (F) notes to such consolidated financial statements of Michigan Educational Employees Mutual Insurance Company.*

      99.2 Financial statements of Michigan Educational Employees Mutual Insurance Company as follows:
                                 (A) unaudited condensed consolidated balance sheet of Michigan Educational Employees Mutual Insurance Company as of June 30, 1999; (B) unaudited condensed consolidated statements of income of Michigan Educational Employees Mutual Insurance Company for the six months ended June 30, 1999 and 1998; (C) unaudited condensed consolidated statements of comprehensive income of Michigan Educational Employees Mutual Insurance Company for the six months ended June 30, 1999 and 1998; (D) unaudited condensed consolidated statements of cash flows of Michigan Educational Employees Mutual Insurance Company for the six months ended June 30, 1999 and 1998; and (E) notes to such unaudited condensed consolidated financial statements of Michigan Educational Employees Mutual Insurance Company.*

       99.3 Pro forma financial statements of Professionals Group, Inc. and MEEMIC Holdings, Inc. as follows: (i) unaudited pro forma condensed combined statements of income for Professionals Group, Inc. and MEEMIC Holdings, Inc. for the six months ended June 30, 1999 and for the year ended December 31, 1998; (ii) an unaudited pro forma condensed combined balance sheet of Professionals Group, Inc. and MEEMIC Holdings, Inc. at June 30, 1999; and (iii) notes to such unaudited pro forma condensed combined financial statements.*
-------------------
* Filed herewith.